Certification of Principal Financial Officer
                         Pursuant to Section 906 of the
                           Sarbanes-Oxley Act of 2002


I, Maureen B. Bellantoni, Executive Vice President and Chief Financial Officer of Integra LifeSciences Holdings Corporation (the "Company"), hereby certify that, to my knowledge:

     1. The Annual Report on Form 10-K of the Company for the year ended December 31, 2005 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: March 15, 2006
                                                    /s/ Maureen B. Bellantoni
                                                    ----------------------------
                                                    Maureen B. Bellantoni
                                                    Executive Vice President and
                                                    Chief Financial Officer